Exhibit 99.5

BENEFICIAL OWNER ELECTION FORM

The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the grant of transferable subscription rights (the “Subscription Rights”) to purchase shares of common stock, par value $1.00 per share (“Common Stock”), of Distribution Solutions Group, Inc. (the “Company”) pursuant to a rights offering (the “Rights Offering”) as described further in the Company’s prospectus supplement, dated May 9, 2023 (the “Prospectus Supplement”), and the accompanying prospectus, dated April 10, 2023 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”), the receipt of which is hereby acknowledged.

You are hereby instructed, on the undersigned’s behalf, to exercise the Subscription Rights and the Over-Subscription Rights, if applicable, to purchase Common Stock with respect to the shares of Common Stock held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the Prospectus and the related “Subscription Certificate,” as follows:

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY

SECTION 1: OFFERING INSTRUCTIONS (check the appropriate box if you wish to exercise subscription rights)

IF YOU WISH TO EXERCISE ALL OR A PORTION OF YOUR SUBSCRIPTION RIGHTS:

Please exercise my Subscription Rights for Common Stock pursuant to the Rights Offering, as set forth below:

1. Subscription Rights*	Number of Subscription Rights to be exercised:	Number of shares of Common Stock subscribed for under the Subscription:	Payment to be made in connection with the Common Stock subscribed for under the Subscription:
(1 Subscription Right = 0.105 shares of Common Stock)	Subscription Rights	shares of Common Stock x $45.00	= $
(Subscription Rights x 0.105) (price/share)

2. Over-Subscription Rights**		Number of shares of Common Stock requested relating to the Over-Subscription Rights:	Payment to be made in connection with the shares of Common Stock requested relating to the Over-Subscription Rights:

		shares of Common Stock x $45.00 (price/share)	= $
3. Totals

Total Number of Subscription Rights to be Exercised: Subscription Rights		Total Number of shares of Common Stock subscribed for and/or requested: Shares of Common Stock	Total Payment: $

*

You will receive one Subscription Right for each share of Common Stock owned as of the Record Date. For every Subscription Right held, you will be entitled to purchase 0.105 shares of Common Stock at the Subscription Price of $45.00 per share. The number of Subscription Rights to be issued to you will be rounded down to the nearest whole number and fractional shares will not be issued upon the exercise of the Subscription Rights. Accordingly, if you held 100 Subscription Rights, your Subscription Rights entitle you to purchase up to 10 shares of Common Stock. The subscription price per share of Common Stock was determined by the Company’s board of directors on May 8, 2023.

**

If you purchase all of the shares available to you pursuant to your Subscription Rights, you may subscribe for additional shares pursuant to your Over-Subscription Rights, if any, using the Subscription Price of $45.00 per share. See the description of the Over-Subscription Rights in the Prospectus.

IF YOU DO NOT WISH TO EXERCISE YOUR SUBSCRIPTION RIGHTS:

Please DO NOT exercise my Subscription Rights for Common Stock

SECTION 2: PAYMENT

Payment in the amount of $              (the total price for the exercise of your Subscription Rights and Over-Subscription Rights, as applicable) by check or wire transfer is enclosed. Please deduct payment from the following account maintained by you as follows:

Type of Account:

Account Number:

Amount to be deducted: $	(the total price for the exercise of your Subscription Rights and Over-Subscription Rights, as applicable)

SECTION 3: SUBSCRIPTION AUTHORIZATION

I acknowledge that I have received the Prospectus for this offering of Subscription Rights and I hereby exercise such Subscription Rights and Over-Subscription Rights, as applicable, for the number of shares indicated above on the terms and conditions specified in the Prospectus. I hereby agree that if I fail to pay in full for the Common Stock for which I have subscribed, the Company may exercise any of the remedies provided for in the Prospectus.

Signature(s) of subscriber(s):

Print Name:	Print Name:

Telephone No.:	Telephone No.:

Date:	Date: